Exhibit 10.7

EXECUTION VERSION

CHS INC.

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

As of September 4, 2015

To the Noteholders (as defined below)

Ladies and Gentlemen:

CHS Inc. (hereinafter, together with its successors and assigns, the “Company”), agrees with you as follows:

1.                                      PRELIMINARY STATEMENTS.

1.1.                            Note Issuances, etc.

Pursuant to that certain Master Note Purchase Agreement dated as of June 9, 2011, as supplemented by that certain First Supplement to Master Note Purchase Agreement dated as of March 15, 2013 and by that certain Second Supplement to Master Note Purchase Agreement dated as of March 18, 2013 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the “Existing Note Purchase Agreement”, and as amended by this Amendment Agreement (as defined below) and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Company issued and sold (a) One Hundred Thirty Million Dollars ($130,000,000) in aggregate principal amount of its 4.08% Series L Senior Notes due June 9, 2019 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series L Notes”), (b) One Hundred Sixty Million Dollars ($160,000,000) in aggregate principal amount of its 4.52% Series M Senior Notes due June 9, 2021 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series M Notes”), (c) One Hundred Thirty Million Dollars ($130,000,000) in aggregate principal amount of its 4.67% Series N Senior Notes due June 9, 2023 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series N Notes”), (d) Eighty Million Dollars ($80,000,000) in aggregate principal amount of its 4.82% Series O Senior Notes due June 9, 2026 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series O Notes”), (e) One Hundred Million Dollars ($100,000,000) in aggregate principal amount of its 4.71% Series P Senior Notes due March 15, 2033 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series P Notes”) and (f) Eighty Million Dollars ($80,000,000) in aggregate principal amount of its 3.85% Series Q Senior Notes due July 10, 2025 (as amended, restated or otherwise modified from time to time as of the date hereof, the “Series Q Notes”, and together with the Series L Notes, the Series M Notes, the Series N Notes, the Series O Notes and the Series P Notes, collectively, the “Existing Notes”). The register for the registration and transfer of the Existing Notes indicates that the parties named in Annex 1 (the “Noteholders”) to this Amendment No. 1 to Note Purchase Agreement (the “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Existing Notes.

2.                                      DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Purchase Agreement.

3.             AMENDMENTS TO THE EXISTING NOTE PURCHASE AGREEMENT.

3.1.         Amendments.

Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Required Holders and the Company hereby agree to each of the amendments to the Existing Note Purchase Agreement as provided for by this Amendment Agreement and specified in Exhibit A. Such amendments are referred to herein, collectively, as the “Amendments”.

3.2.         Termination of Certain Amendments.

To the extent that, on or after December 31, 2015, any Material Credit Facility (as defined in Exhibit A) contains any covenant or provision that would be more beneficial to the Noteholders than the analogous provisions contained in Sections 10.3, 10.4, 11(f) of the Existing Note Purchase Agreement (and any related definitions and in the definition of Priority Debt of this Amendment Agreement) (the “Designated Amendments”), then on and effective as of December 31, 2015, the amendments to the Designated Amendments (and related definitions) in this Amendment Agreement are hereby automatically terminated and of no further force and effect, and such provisions shall be as in effect immediately prior to giving effect to this Amendment Agreement; provided that the definition of Priority Debt would remain as set forth in this Amendment Agreement except that the reference to “$1,000,000,000” contained therein would be replaced with “$500,000,000” effective on such date.

4.             AMENDMENT AND RESTATEMENT OF THE EXISTING NOTES.

4.1.         Amendment and Restatement of Existing Notes.

The Existing Notes, as amended and restated by Exhibit B-1, B-2, B-3, B-4, B-5 or B-6, as applicable, to this Amendment Agreement, shall be hereinafter referred to, individually, as a “Note” and, collectively, as the “Notes.” The Existing Notes are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit B-1, B-2, B-3, B-4, B-5 or B-6, as applicable, to this Amendment Agreement (except that the principal amount and the payee of each Note shall remain unchanged). Any Note issued on or after the Effective Date shall be in the form of Exhibit B-1, B-2, B-3, B-4, B-5 or B-6, as applicable, to this Amendment Agreement. The term “Notes” as used in the Existing Note Purchase Agreement shall include each Note delivered pursuant to any provision of the Existing Note Purchase Agreement, as amended hereby (and as hereafter amended) and each Note delivered in substitution or exchange for any such Note pursuant to any such provision.

4.2.         Replacement Notes.

The Company will issue a replacement Note or Notes in favor of each record holder of Note for such holder’s Existing Notes.

5.             WAIVERS.

Subject to the satisfaction of the conditions set forth in Section 7 hereof, and in reliance on the representations and warranties of the Company set forth in this Amendment Agreement, the Noteholders hereby waive (the “Waivers”) the Events of Default occurring under (a) Section 11(c) of the Existing Note Purchase Agreement resulting from (i) the Company permitting CHS Agronegocio Industria e Comericio Ltda. (“CHS Brazil”) to become obligated as a borrower under a Primary Bank Facility pursuant to that certain Pre-Export Credit Agreement, dated as of September 24, 2013, among CHS Brazil, the Company, Crédit Agricole Corporate and Investment Bank, as Administrative Agent and the syndication parties party thereto (the “Brazilian Facility”), without such Subsidiary contemporaneously providing a Guaranty of the Existing Notes in violation of Section 10.5(b) of the Existing Note Purchase Agreement, (ii) the Company permitting CHS Brazil to become obligated as a borrower under a Primary Bank Facility pursuant to a series of Credit Agreements between CHS Brazil and Itau Unibanco Holding S.A. or its affiliates, without such Subsidiary contemporaneously providing a Guaranty of the Existing Notes in violation of Section 10.5(b) of the Existing Note Purchase Agreement, (iii) the Company permitting CHS Europe S.à r.l. (“CHS Europe”) to become obligated as a borrower under a Primary Bank Facility pursuant to that certain Uncommitted Line of Credit Agreement, dated as of March 7, 2013, between CHS Europe and Sovereign Bank, N.A., as amended, without such Subsidiary contemporaneously providing a Guaranty of the Existing Notes in violation of Section 10.5(b) of the Existing Note Purchase Agreement, (iv) the Company permitting CHS Singapore Trading Company Pte. Ltd. (“CHS Singapore”) to become obligated as a borrower under a Primary Bank Facility pursuant to that certain Facility Letter, dated February 21, 2013, among CHS Singapore, the Company and Australia and New Zealand Banking Group Limited, as amended, without such Subsidiary contemporaneously providing a Guaranty of the Existing Notes in violation of Section 10.5(b) of the Existing Note Purchase Agreement and (v) the Company failing to provide notice within five days of a Responsible Officer becoming aware of the existence of the Event of Default referenced in clauses (a)(i), (ii), (iii) and (iv) in violation of Section 7.1(d) of the Existing Note Purchase Agreement and (b) Section 11(f) of the Existing Note Purchase Agreement resulting from the Company being in default in the performance of analogous provisions set forth in clause (a) above under each of the Existing Note Agreements (as defined below). The Waivers contained herein shall not extend beyond the terms expressly set forth herein, nor shall it impair any right or power accruing to any Noteholder with respect to any other Default or Event of Default that occurs after the date hereof. Nothing contained herein shall be deemed to imply any willingness of any Noteholder to agree to, or otherwise prejudice any rights of such Noteholder with respect to, any similar waiver that may be requested by the Company.

6.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce you to enter into this Amendment Agreement and to consent to the Amendments and Waivers, the Company represents and warrants as follows:

6.1.         Organization, Power and Authority, etc.

The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

6.2.         Legal Validity.

The execution and delivery of this Amendment Agreement by the Company and compliance by the Company with its obligations hereunder and under the Note Purchase Agreement: (a) are within the corporate powers of the Company; and (b) do not violate or result in any breach of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the provisions of: (i) its charter documents; (ii) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either the Company or its property; or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or any statute or other rule or regulation of any Governmental Authority applicable to the Company or its property.

This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.3.         No Defaults.

After giving effect to the Waivers contained in Section 5, no event has occurred and no condition exists that: (a) would constitute a Default or an Event of Default or (b) could reasonably be expected to have a Material Adverse Effect.

6.4.         Compensation.

No consideration or remuneration has been paid or will be paid to any agent or any lender under the Existing Term Loan Bank Agreement (as defined below) as an inducement to enter into the Fifth Amendment and Waiver to Credit Agreement. No consideration or remuneration has been paid or will be paid to any agent or any lender under the New Term Loan Bank Agreement (as defined below) as an inducement to enter into the New Term Loan Bank Agreement other than the 10 bps arrangement fee being paid to CoBank, ACB thereunder and the 10 bps upfront fee being paid to the lenders thereunder for their commitment to lend under the New Term Loan Bank Agreement. No consideration or remuneration has been paid or will be paid to any agent or any lender under the Revolving Bank Agreement (as defined below) as an inducement to enter into the Revolving Bank Agreement other than the 15 bps fee being paid to lenders thereunder which have increased their respective commitments and the 9 bps fee being paid to each lender thereunder in connection with the extension of the maturity date under the Revolving Bank Agreement (and not in respect of any other accommodation).

6.5.         Disclosure.

This Amendment Agreement and the documents, certificates or other writings delivered to the Noteholders by or on behalf of the Company in connection therewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to the Noteholders by or on behalf of the Company specifically for use in connection with the transactions contemplated by this Amendment Agreement.

7.             EFFECTIVENESS OF WAIVERS AND AMENDMENTS.

The Waivers and the Amendments shall become effective only upon the date of the satisfaction in full of the following conditions precedent (the “Effective Date”):

7.1.         Execution and Delivery of this Amendment Agreement.

The Company and the Required Holders shall have executed and delivered this Amendment Agreement.

7.2.         Representations and Warranties True.

The representations and warranties set forth in Section 6 shall be true and correct on such date in all respects.

7.3.         Authorization.

The Company shall have authorized, by all necessary action, the execution, delivery and performance of all documents, agreements and certificates in connection with this Amendment Agreement.

7.4.         Amendment to 2002 Note Purchase Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 2 to Note Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of October 18, 2002 (the “2002 Note Purchase Agreement”), together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

7.5.         Amendment to 2004 Note Purchase and Private Shelf Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 6 to Note Purchase and Private Shelf Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase and Private Shelf Agreement, dated as of April 13, 2004 (the “2004 Note Purchase Agreement”), together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

7.6.         Amendment to 2007 Note Purchase Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 2 to Note Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of October 4, 2007 (the “2007 Note Purchase Agreement” and together with the 2002 Note Purchase Agreement and the 2004 Note Purchase Agreement, collectively, the “Existing Note Agreements”), together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

7.7.         Material Credit Facilities, Amendments and Waivers.

(a)           The Company shall have delivered to the Noteholders a fully executed copy of that certain Fifth Amendment and Waiver to Credit Agreement, dated as of September 4, 2015, by and among the Company, CoBank, ACB and the syndication parties thereto with respect to that certain Credit Agreement (10 Year Term Loan), dated as of December 12, 2007 (the “Existing Term Loan Bank Agreement”), certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

(b)           The Company shall have delivered to the Noteholders a fully executed copy of that certain 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated as of September 4, 2015, by and among the Company, CoBank ACB, as Administrative Agent, and the Syndication Parties identified on Schedule 1 attached thereto (the “Revolving Bank Agreement”), certified as true and correct by a Responsible Officer, such agreement to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

(c)           The Company shall have delivered to the Noteholders a fully executed copy of that certain $600,000,000 2015 Credit Agreement (10-Year Term Loan), dated as of September 4, 2015, by and among the Company, CoBank, ACB, as Administrative Agent, and the Syndication Parties identified on Schedule 1 attached thereto (the “New Term Loan Bank Agreement”), certified as true and correct by a Responsible Officer, such agreement to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

(d)           The Company shall have delivered to the Noteholders waivers of the events of default which occurred under the Existing Term Loan Bank Agreement, the Revolving Agreement and the Brazilian Facility, each certified as true and correct by a Responsible Officer, such waivers to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

7.8.         Amendment and Special Counsel Fees.

The Company shall have paid to the Noteholders the Amendment Fee in accordance with Section 8 below and the reasonable fees and disbursements of Noteholders’ special counsel in accordance with Section 9 below.

7.9.         Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

7.10.       Proceedings Satisfactory.

All proceedings taken in connection with this Amendment Agreement and all documents and papers relating thereto shall be satisfactory to the Noteholders signatory hereto and their special counsel, and such Noteholders and their special counsel shall have received copies of such documents and papers as they or their special counsel may reasonably request in connection herewith.

8.             AMENDMENT FEE.

On or prior to the Effective Date, the Company shall pay (or caused to be paid) to each Noteholder the full amount of an amendment fee (the “Amendment Fee”) equal to 0.05% (5 basis points) of the outstanding principal amount of the Existing Notes held by such Noteholder as of the date hereof.

9.             EXPENSES.

Whether or not the Waivers or Amendments become effective, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all fees, expenses and costs of your special counsel, Morgan, Lewis & Bockius LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 15.1 of the Existing Note Purchase Agreement.

10.          MISCELLANEOUS.

10.1.       Part of Existing Note Purchase Agreement; Future References, etc.

This Amendment Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Note Purchase Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

10.2.                     Counterparts, Facsimiles.

This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

10.3.                     Governing Law.

THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally left blank. Next page is signature page.]

If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Amendment Agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CHS INC.

By:	/s/ Timothy N Skidmore
Name: Timothy N Skidmore
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to Note Purchase Agreement]

The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is the owner of one or more of the Existing Notes and is authorized to enter into this Amendment Agreement in respect thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
By:	AIG Asset Management (U.S.) LLC, Investment Adviser

	By:	/s/ Peter DeFazio
Name: Peter DeFazio
Title: Managing Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ James M. Belletire
Name: James M. Belletire
Title Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ James M. Belletire
Name: James M. Belletire
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ James M. Belletire
Name: James M. Belletire
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ James M. Belletire
Name: James M. Belletire
Title: Managing Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)
By:	NYL Investors LLC,
Its Investment Manager

	By:	/s/ James M. Belletire
Name: James M. Belletire
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	NYL Investors LLC,
Its Investment Manager

	By:	/s/ James M. Belletire
Name: James M. Belletire
Title: Managing Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Steven J. Katz
	Name:	Steven J. Katz
	Title:	Managing Director & Senior Counsel

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Steven J. Katz
	Name:	Steven J. Katz
	Title:	Managing Director & Senior Counsel

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Steven J. Katz
	Name:	Steven J. Katz
	Title:	Managing Director & Senior Counsel

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Title:	Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

ATHENE ANNUITY AND LIFE COMPANY
(f/k/a Aviva Life and Annuity Company)
By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Steven J. Sweeney
Name: Steven J. Sweeney
Title: Vice President, Fixed Income

ROYAL NEIGHBORS OF AMERICA
By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Steven J. Sweeney
Name: Steven J. Sweeney
Title: Vice President, Fixed Income

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	/s/ Charles J. Dudley
Name:	CHARLES J. DUDLEY
Title:	ASSISTANT TREASURER

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

UNUM LIFE INSURANCE COMPANY OF AMERICA
By:	Provident Investment Management, LLC, its Agent

	By:	/s/ Ben S. Miller
	Name:	Ben S. Miller
	Title:	Senior Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC, its Agent

	By:	/s/ Ben S. Miller
	Name:	Ben S. Miller
	Title:	Senior Managing Director

PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY
By:	Provident Investment Management, LLC, its Agent

	By:	/s/ Ben S. Miller
	Name:	Ben S. Miller
	Title:	Senior Managing Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

USAA LIFE INSURANCE COMPANY

By:	/s/ James F. Jackson
Name:	James F. Jackson, Jr.
Title:	Executive Director

USAA CASUALTY INSURANCE COMPANY

By:	/s/ Neal Graves
Name:	Neal Graves
Title:	Executive Director-Insurance Portfolios

CATASTROPHE REINSURANCE COMPANY

By:	/s/ Neal Graves
Name:	Neal Graves
Title:	Executive Director-Insurance Portfolios

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

AMERICAN FIDELITY ASSURANCE COMPANY
AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS
OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA
AMERICAN REPUBLIC INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
GUIDEONE SPECIALTY MUTUAL INSURANCE COMPANY
GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES, INC. (FKA: INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND FINANCIAL SERVICES, INC.)
MTL INSURANCE COMPANY
DEARBORN NATIONAL LIFE INSURANCE COMPANY (FKA: FORT DEARBORN LIFE INSURANCE COMPANY)
NEW ERA LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ Allen Stoltman
	Name:	Allen Stoltman
	Title:	Vice President

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

By:	/s/ Tad Anderson
Name: Tad Anderson
Title: Assistant Vice President, Investments

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

PICA HARTFORD LIFE INSURANCE COMFORT TRUST

By:	The Prudential Insurance-Company of America (as Grantor)

	By:	/s/ Peter Pricco
Name:
	Title:	Vice President

PHYSICIANS LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential-Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Peter Pricco
Name:
	Title:	Vice President

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Its Duly Authorized Officer

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

THE PHOENIX INSURANCE COMPANY

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

AMERITAS LIFE INSURANCE CORP.
By:	Ameritas Investment Advisors, Inc., as Agent

	By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK
By:	Ameritas Investment Advisors, Inc., as Agent

	By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President

MONTGOMERY RE, INC.

By:	/s/ Philip C. Byrde
Name:	Philip C. Byrde
Title:	Vice President

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
By:	Hartford Investment Management Company its Agent and Attorney-in-Fact

	By:	/s/ Dawn Bruneau
	Name:	DAWN BRUNEAU
	Title:	VICE PRESIDENT

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

VANTIS LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

[Signature Page to Amendment No. 1 to Note Purchase Agreement (2011) - CHS]

Annex 1

Noteholders

The Variable Annuity Life Insurance Company

American General Life Insurance Company

National Union Fire Insurance Company of Pittsburgh, PA

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E)

Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Asia Limited

The Northwestern Mutual Life Insurance Company

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

Voya Insurance and Annuity Company

Voya Retirement Insurance and Annuity Company

Reliastar Life Insurance Company

Athene Annuity and Life Company

Royal Neighbors of America

Allianz Life Insurance Company of North America

Unum Life Insurance Company of America

Provident Life and Accident Insurance Company

Provident Life and Casualty Insurance Company

USAA Life Insurance Company

USAA Casualty Insurance Company

Catastrophe Reinsurance Company

American Fidelity Assurance Company

Annex 1-1

American-Amicable Life Insurance Company of Texas

Occidental Life Insurance Company of North Carolina

American Republic Insurance Company

Trustmark Insurance Company

Blue Cross and Blue Shield of Florida, Inc.

GuideOne Specialty Mutual Insurance Company

GuideOne Property & Casualty Insurance Company

Catholic United Financial

Industrial Alliance Insurance and Financial Services, Inc.

MTL Insurance Company

Dearborn National Life Insurance Company

New Era Life Insurance Company

Great-West Life & Annuity Insurance Company

PICA Hartford Life Insurance Comfort Trust

Physicians Life Insurance Company

Phoenix Life Insurance Company

PHL Variable Insurance Company

Modern Woodmen of America

The Phoenix Insurance Company

Travelers Casualty and Surety Company of America

Life Insurance Company of the Southwest

The Union Central Life Insurance Company

Ameritas Life Insurance Corp.

Ameritas Life Insurance Corp. — Closed Block

Acacia Life Insurance Company

The Ohio National Life Insurance Company

Montgomery Re, Inc.

Hartford Life and Annuity Insurance Company

Assurity Life Insurance Company

Vantis Life Insurance Company

Annex 1-2

EXHIBIT A

AMENDMENTS

(a)           Section 9 - Affirmative Covenants. Section 9 of the Existing Note Purchase Agreement is hereby amended by adding a new Section 9.7 at the end of such Section to read as follows:

9.7          Most Favored Lender.

(a)           If at any time (including as in effect on the First Amendment Effective Date) any Material Credit Facility shall include any Financial Covenant, any event of default (whether set forth as a undertaking, event of default, prepayment event or other such provision) or prepayment right not set forth herein or that would be more beneficial to the holders of the Notes than any analogous provision contained in this Agreement (any such Financial Covenant, event of default or prepayment right, an “Additional Provision”), then the Company shall provide a Most Favored Lender Notice to the holders of the Notes. Thereupon, unless waived in writing by the Required Holders within thirty (30) days of receipt of such Most Favored Lender Notice by the holders of the Notes, such Additional Provision (and any related definitions) shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis (including any grace period, if applicable, with respect thereto), as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such Additional Provision became effective under such Material Credit Facility. Thereafter upon the request of any holder of a Note, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing. As used herein, “Most Favored Lender Notice” means, in respect of any Additional Provision, a written notice to each of the holders of the Notes delivered promptly, and in any event within ten (10) Business Days after the inclusion of such Additional Provision in any Material Credit Facility (including by way of amendment or other modification of any existing provision thereof), by a Senior Financial Officer of the Company referring to the provisions of this Section 9.7 and setting forth a description of such Additional Provision (including any defined terms used therein) and related explanatory calculations, as applicable.

(b)   So long as no Default or Event of Default has occurred and is continuing on the date on which any Additional Provision is amended or modified in the relevant Material Credit Facility such that such Additional Provision is less restrictive on the Company, any Additional Provision is removed from such Material Credit Facility or such Material Credit Facility shall be terminated, any Additional Provision incorporated into this Agreement pursuant to this Section 9.7: (x) shall be deemed amended, modified or removed as a result of any amendment, modification or removal of such Additional Provision under such Material Credit Facility and (y) shall be deemed deleted from this Agreement at such time as such Material Credit Facility shall be terminated and no amounts shall be outstanding thereunder; provided, that,

Exhibit A-1

(i)            other than as provided in Section 17, this Agreement shall not be amended to delete any covenant, undertaking, event of default, restriction or other provision included in this Agreement (other than by operation of Section 9.7(a)) or to make any such provision less restrictive on the Company and its Subsidiaries; and

(ii)           if any lender or agent under such Material Credit Facility is paid any remuneration as consideration for any amendment, modification or removal of such Additional Provision under such Material Credit Facility, then such remuneration shall be concurrently paid, on the same equivalent terms, ratably to each holder of the Notes then outstanding.

(c)   The breach of any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 shall constitute an Event of Default and the period of grace (if any) applicable to the breach of such Additional Provision in such Material Credit Facility shall apply hereunder. Certificates delivered to the holders of Notes pursuant to Section 7.2 shall include the information (including detailed calculations) required in order to establish whether the Company was in compliance during the time that any such Additional Provision was added and thereafter and during the interim or annual period covered by the applicable financial statements described in Sections 7.1(a) and 7.1(b) with each such Additional Provision incorporated into this Agreement pursuant to this Section 9.7.

(b)           Section 10.3 — Consolidated Funded Debt to Consolidated Cash Flow. Section 10.3 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

10.3.       Consolidated Funded Debt to Consolidated Cash Flow.

The Company will not permit the ratio (the “Leverage Ratio”) of (a) Consolidated Funded Debt determined as of the end of each fiscal quarter to (b) Consolidated Cash Flow for the period of four fiscal quarters ending on such date to exceed 3.50 to 1.00.

(c)           Section 10.4 — Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity. Section 10.4 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

10.4. Adjusted Consolidated Funded Debt to Consolidated Net Worth.

The Company shall not permit the ratio of (a) Adjusted Consolidated Funded Debt determined as of the end of each fiscal quarter to (b) Consolidated Net Worth determined as of such date to exceed .80 to 1.00.

(d)           Section 10.5(a) — Priority Debt. Section 10.5(a) of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

Exhibit A-2

(a)           The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur, assume or permit to exist any Priority Debt if the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth.

(e)           Section 10.7(a) — Sale of Assets. Clause (iii) of Section 10.7(a) of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

(iii)          such Transfer is a lease or sale of the assets of the Company or any Subsidiary of the Company to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such lease or sale and the division of the joint venture’s earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease or sale.

(f)            Section 10.12 — Terrorism Sanctions Regulations. Section 10.12 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

10.12.     Terrorism Sanctions Regulations.

The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

(g)           Section 11 - Events of Default. Clause (f) of Section 11 of the Existing Note Purchase Agreement is hereby amended by deleting each reference to “$25,000,000” therein and inserting “$100,000,000” in lieu thereof.

(h)           The Existing Note Purchase Agreement is amended by deleting each reference to “Primary Bank Facility” therein and inserting “Material Credit Facility” in lieu thereof.

(i)            Schedule B - Definitions (Deletions). The definitions of “Consolidated Members’ and Patrons’ Equity” and “Primary Bank Facility” are each hereby deleted and of no further force or effect.

Exhibit A-3

(j)            Schedule B — Definitions (Revisions). The following definitions appearing in Schedule B of the Existing Note Purchase Agreement are each hereby amended and restated to read as follows:

“Cofina” means collectively, CHS Capital, LLC, formerly known as Cofina Financial, LLC, and each of its Subsidiaries.

“Default Rate” means that rate of interest that is the greater of (a) 2% per annum above the Applicable Rate with respect to such Note or (b) 2% over the rate of interest publicly announced by The Bank of New York in New York, New York as its “base” or “prime” rate.

“Funded Debt” means with respect to any Person, all Debt which would, in accordance with GAAP, be required to be classified as a long term liability on the books of such Person, and shall include, without limitation (a) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with GAAP, be required to be classified as a long term liability of such Person, (c) any Capitalized Lease Obligation of such Person and all obligations to reimburse letter of credit banks or any other Person in respect thereof or any letter of credit issuer or other credit provider (or related risk-participating lender) with respect to all letters of credit which support long-term debt with expiration dates in excess of one-year from the date of issuance thereof, and (d) any Guaranty of such Person with respect to Funded Debt of another Person.

For the avoidance of doubt, (w) any borrowings under a revolving credit or similar agreement where such borrowings are not used for working capital purposes would be classified as Funded Debt, (x) borrowings under a revolving credit or similar agreement where such borrowings are outstanding for less than one year and which are used for working capital purposes would not be classified as Funded Debt, (y) borrowings used for working capital purposes outstanding for one year or longer would be classified as Funded Debt and (z) current maturities of long-term debt would be classified as Funded Debt.

“Priority Debt” means, at any time, without duplication, the sum of

(a)           all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through (j) of Section 10.6), plus

(b)           all Funded Debt of Subsidiaries of the Company, plus

(c)           all Debt (other than Funded Debt) of Subsidiaries of the Company in the aggregate in excess of (i) for the period commencing August 31, 2015 through and including August 31, 2016, an amount equal to eleven percent (11%) of Consolidated Net Worth and (ii) at any time on and after September 1, 2016, an amount equal to eight

Exhibit A-4

percent (8%) of Consolidated Net Worth, in each case under clauses (i) and (ii) determined as of the last day of the Company’s most recently ended fiscal year for which financial statements have been provided to the holders of Notes pursuant to Section 7.1(b);

provided that any CoFina Debt in an aggregate amount not to exceed $1,000,000,000 secured only by any Lien on any CoFina Loan Asset, will not be deemed to constitute Priority Debt.

(k)           Schedule B — Definitions (Additions). The following new definitions are hereby added to Schedule B of the Existing Note Purchase Agreement in their proper alphabetical order to read as follows:

“Additional Provision” is defined in Section 9.7(a).

“Applicable Rate” means, with respect to (a) any Series L Note, (i) 4.33% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 4.08% per annum at all other times, (b) any Series M Note, (i) 4.77% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 4.52% per annum at all other times and (c) any Series N Note, (i) 4.92% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 4.67% per annum at all other times, (d) any Series O Note, (i) 5.07% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 4.82% per annum at all other times, (e) any Series P Note, (i) 4.96% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 4.71% per annum at all other times and (f) any Series Q Note, (i) 4.10% per annum during any fiscal quarter following a fiscal quarter during which the Company delivered (or was required to deliver) financial statements under Section 7.1(a) reflecting a Leverage Ratio for the immediately preceding quarterly fiscal period greater than 3.0 to 1.0 and (ii) 3.85% per annum at all other times, provided, with respect to clauses (a), (b), (c), (d), (e) and (f) above, if the Company fails to deliver the financial statements as required by Section 7.1(a) for any fiscal quarter it will be deemed to have a Leverage Ratio greater than 3.0 to 1.0 for such fiscal quarter.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”), (b) an agent, department, or instrumentality of, or is otherwise beneficially

Exhibit A-5

owned by, controlled by or acting on behalf of, directly or indirectly, (i) any OFAC Listed Person or (ii) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (c) a Person which is otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”).

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“CISADA” is defined within the definition of “Blocked Person”.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Financial Covenant” means any covenant that requires the Company or any of its Subsidiaries to achieve, maintain, or not exceed, a stated level of financial condition or performance and includes, without limitation, any requirement that the Company or any of its Subsidiaries:

(a)           maintain a specified level of net worth, shareholders’ equity, total assets, cash flow or net income;

(b)           maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth); or

(c)           maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness).

For the avoidance of doubt, the covenants set forth in Sections 10.3 and 10.4 of this Agreement and any “Minimum Consolidated Net Worth” covenant set forth in a Material Credit Facility constitute Financial Covenants.

“First Amendment Effective Date” means September 4, 2015.

Exhibit A-6

“Leverage Ratio” is defined in Section 10.3.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a)           (i) that certain Note Purchase Agreement, dated as of October 18, 2002, by and among the Company and the holders of the notes issued thereunder, (ii) that certain Note Purchase and Private Shelf Agreement, dated as of April 13, 2004, by and among the Company, the holders of the notes issued thereunder and certain other parties, (iii) that certain Note Purchase Agreement, dated as of October 4, 2007, by and among the Company and the holders of the notes issued thereunder, (iv) that certain 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated as of September 4, 2015, by and among the Company, CoBank, ACB, Wells Fargo Bank, N.A. and the syndication parties thereto, (v) that certain Credit Agreement (10 Year Term Loan), dated as of December 12, 2007, by and among the Company, CoBank, ACB and the syndication parties thereto, (vi) that certain Pre-Export Credit Agreement, dated as of September 24, 2013, by and between CHS Agronegocio Industria e Comericio Ltda., the Company, Crédit Agricole Corporate and Investment Bank and the syndication parties thereto, (vii) those certain Credit Agreements between CHS Agronegocio Industria e Comericio Ltda. and Itau Unibanco Holding S.A. or its affiliates, (viii) that certain Uncommitted Line of Credit Agreement, dated as of March 7, 2013, by and between CHS Europe S.à r.l. and Sovereign Bank, N.A., (ix) that certain Facility Letter, dated February 21, 2013, by and among CHS Singapore Trading Company Pte. Ltd., the Company and Australia and New Zealand Banking Group Limited and (x) that certain 2015 Credit Agreement (10-Year Term Loan), dated as of September 4, 2015, by and among the Company, CoBank, ACB and the syndication parties thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof in each case to the extent such financings create or evidence indebtedness for borrowed money in a principal amount outstanding or available for borrowing (whether or not committed and whether or not in a series of agreements) equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment); and

(b)           any other agreement or series of agreements creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing (whether or not committed) equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency);

provided, however that to the extent all Debt incurred by a Subsidiary which is a CFC under a related credit agreement does not constitute Funded Debt and is used by such CFC solely to finance inventory and receivables (or both) relating to agricultural commodities or crude products, then for so long as such Subsidiary is a CFC, for the purposes of Section 10.5(b) and the last paragraph of Section 10.6 only (and not, for the avoidance of doubt, in respect of Section 9.7), such credit agreement shall not constitute a Material Credit Facility.

Exhibit A-7

“OFAC” is defined within the definition of “Blocked Person”.

“OFAC Listed Person” is defined within the definition of “Blocked Person”.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at:

http://www.treasury.gov/resourcecenter/sanctions/Programs/Pages/Programs.aspx.

“U.S. Economic Sanctions” is defined within the definition of “Blocked Person”.

Exhibit A-8

Exhibit B-1

[FORM OF SERIES L SENIOR NOTE]

CHS INC.

SERIES L SENIOR NOTE DUE JUNE 9, 2019

No. RL-[ ]	[Date]
$[ ]	PPN: 12542R F@4

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                      ], or registered assigns, the principal sum of [                                                ] DOLLARS ($[                ])(or so much thereof as shall not have been prepaid) on June 9, 2019 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [June 9, 2015], payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series L Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-1-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-1-2

Exhibit B-2

[FORM OF SERIES M SENIOR NOTE]

CHS INC.

SERIES M SENIOR NOTE DUE JUNE 9, 2021

No. RM-[ ]	[Date]
$[ ]	PPN: 12542R F#2

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                         ] DOLLARS ($[                   ])(or so much thereof as shall not have been prepaid) on June 9, 2021 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [June 9, 2015], payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series M Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-2-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-2-2

Exhibit B-3

[FORM OF SERIES N SENIOR NOTE]

CHS INC.

SERIES N SENIOR NOTE DUE JUNE 9, 2023

No. RN-[ ]	[Date]
$[ ]	PPN: 12542R G*5

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                                  ] DOLLARS ($[                            ])(or so much thereof as shall not have been prepaid) on June 9, 2023 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [June 9, 2015], payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series N Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-3-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-3-2

Exhibit B-4

[FORM OF SERIES O SENIOR NOTE]

CHS INC.

SERIES O SENIOR NOTE DUE JUNE 9, 2026

No. RO-[ ]	[Date]
$[ ]	PPN: 12542R G@3

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                      ], or registered assigns, the principal sum of [                                            ] DOLLARS ($[                   ])(or so much thereof as shall not have been prepaid) on June 9, 2026 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [June 9, 2015], payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series O Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-4-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-4-2

Exhibit B-5

[FORM OF SERIES P SENIOR NOTE]

CHS INC.

SERIES P SENIOR NOTE DUE MARCH 15, 2033

No. RP-[ ]	[Date]
$[ ]	PPN: 12542R G#1

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                     ], or registered assigns, the principal sum of [                                     ] DOLLARS ($[                            ])(or so much thereof as shall not have been prepaid) on March 15, 2033 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [March 15, 2015], payable semiannually, on the 15th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series P Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-5-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-5-2

Exhibit B-6

[FORM OF SERIES Q SENIOR NOTE]

CHS INC.

SERIES Q SENIOR NOTE DUE JULY 10, 2025

No. RQ-[ ]	[Date]
$[ ]	PPN: 12542R H*4

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [                          ], or registered assigns, the principal sum of [                                 ] DOLLARS ($[                        ])(or so much thereof as shall not have been prepaid) on July 10, 2025 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate (as defined in the Note Purchase Agreement referred to below) with respect to this Note from [July 10, 2015], payable semiannually, on the 10th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series Q Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-6-1

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

Exhibit B-6-2